UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  August 24, 2009
                                           -----------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                          98-0479847
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State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization                           Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
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               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (866) 732-2759


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGMENT

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Departure of Officers

On  August  17,  2009,  the Board of  Directors  of Sea 2 Sky  Corporation  (the
"Company") accepted the resignation of David Siebenga as President and Chief Executive Officer (CEO) of the Company. He continues to be a member of the Board of Directors of the Company.

David Siebenga, a lawyer admitted to the British Columbia Law Society in 1987, operates a legal and business consulting practice in British Columbia. His business background includes consulting for international trading corporations, an environmental industrial products corporation, a manufacturing facility, and a financial development officer and for an international land developer. David currently provides international consulting to firms dealing with immigration and trading who want access to international markets for their goods.


(b) Election of New Officers

On August 17, 2009, the Board of Directors (the `Board') of Sea 2 Sky Corporation (the "Company") appointed Erik Odeen as Chief Executive Officer
(CEO) of the Company. Mr. Odeen has been Chief Financial Officer (CFO) and a member of the Board of Directors of the Company since February 26, 2009.

Mr. Erik Odeen, a Certified Public Accountant in the State of California and Certified Fraud Examiner, has over 20 years experience in manufacturing operations, financial management, and public accounting. A graduate of Millsaps College, Mr. Odeen holds a Bachelor of Business Administration with a concentration in accounting and economics.

Mr. Odeen spent eight years in public accounting: 1989 through 1992 with Deloitte & Touch and from 2004 through 2008 with PCAOB-registered McKennon, Wilson & Morgan (Irvine, CA) where he specialized in managing external audits, complex accounting issues, SEC Reporting and Sarbanes-Oxley compliance. Additionally, Mr. Odeen has held senior-level management positions during his 13 year career with International Paper Company. Currently, Mr. Odeen resides in Newport Beach, California where he operates his consulting practice which provides accounting, financial management and advisory services to both public and privately-held company clients. Mr. Odeen is an active member of the American Institute of Certified Public Accountants (AICPA), the California Society of CPAS (CalCPA,) and Association of Certified Fraud Examiners (ACFE).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    August 24, 2009

SEA 2 SKY CORPORATION



By: /s/ Erik Odeen
    ------------------------------------
Name:  Erik Odeen
Title:   Chief Executive Officer and Chief Financial Officer



























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